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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): October 6, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                       1-12387               76-0515284
  (State or other jurisdiction           (Commission         (I.R.S. Employer of
        of incorporation                 File Number)           Incorporation
        or organization)                                     Identification No.)



          500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS             60045
            (Address of Principal Executive Offices)             (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On October 6, 2004, Tenneco Automotive announced that Jane L. Warner had been elected to the company's board of directors by action of the board of directors on that date. Ms. Warner was also appointed to the Compensation/Nominating/Governance Committee of the board of directors. Ms. Warner's appointment is described in the Company's press release, dated October 6, 2004, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.   Description
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99.1          Press release issued October 6, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO AUTOMOTIVE INC.


Date:    October 8, 2004                      By:  /s/ Kenneth R. Trammell
                                                 -----------------------------
                                                   Kenneth R. Trammell
                                                   Senior Vice President and
                                                   Chief Financial Officer